UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
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Touchstone Strategic Trust
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TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 638-8194

Touchstone International Small Cap Fund
(to be known as Touchstone International Growth Fund)

Important Notice Regarding the Availability of this Information Statement

The Information Statement is available at TouchstoneInvestments.com/Resources

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone International Small Cap Fund (the “Fund”), a series of the Touchstone Strategic Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and DSM Capital Partners LLC (“DSM” or the “Sub-Advisor”) and the termination of the existing sub-advisory agreement between Touchstone and Copper Rock Capital Partners LLC (“Copper Rock”) with respect to the Fund.  This Information Statement also describes the Board’s approval of an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Touchstone and Russell Investments Implementation Services, LLC (“Russell” or the “Interim Sub-Advisor”) during the transition period to DSM. The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Touchstone, the investment advisor to the Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with information contained herein about DSM and the Sub-Advisory Agreement and Russell and the Interim Sub-Advisory Agreement.  The Information Statement is being mailed on or about August 14, 2020 to shareholders of record of the Fund as of July 31, 2020.

The Fund’s most recent annual report for the fiscal year ended June 30, 2019 and semi-annual report for the six-month period ended December 31, 2019 are available upon request without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at: TouchstoneInvestments.com/Resources.

BOARD APPROVAL OF THE SUB-ADVISOR AND INTERIM SUB-ADVISOR

At a Board meeting held on May 21, 2020 (the “Meeting”), Touchstone recommended, and the Board approved, the replacement of the Fund’s sub-advisor, Copper Rock, with DSM. The Board approved replacing Copper Rock with DSM, to take effect on or about September 12, 2020. Copper Rock served as sub-advisor to the Fund through May 21, 2020, with Russell serving as Interim Sub-Advisor from May 22, 2020 through September 11, 2020 during the transition period to DSM. During this interim period, Russell manages the Fund to achieve similar results to those of the Fund’s existing benchmark, the S&P Developed ex-U.S. SmallCap Index.  DSM will become the Fund’s sub-advisor on or about September 12, 2020. The Board considered, among the factors discussed herein, recent loss of investment personnel at Copper Rock and Copper Rock’s performance record relative to the applicable benchmarks and peer group over recent periods.

        DSM will manage the Fund in accordance with its international growth strategy. In connection with the appointment of DSM, the Fund’s prospectus was supplemented on May 22, 2020 to change the Fund’s name, investment goal and principal investment strategies to reflect DSM’s international growth strategy, which will take effect on September 12, 2020. As of such date, the Fund will primarily invest, under normal circumstances, its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Under normal market conditions, the Fund will primarily invest its assets directly in the securities of foreign issuers, and may also invest through, but not limited to, American Depository Receipts ("ADRs") and other depositary receipts. The Fund generally will contain 25 to 50 equity securities.

        In addition, effective September 12, 2020, the Fund’s investment goal will be changed to the following:

Investment Goal:	The Fund seeks to achieve long-term appreciation.
The Fund will not have an 80% investment policy as of such date. The Fund will change its name from Touchstone International Small Cap Fund to Touchstone International Growth Fund as a result of the appointment of DSM. In conjunction with the changes to the Fund's principal investment strategies, the following risk disclosure will be removed from the Fund’s prospectus: Small-Cap Risk. The following risk disclosure will be added to the Fund’s prospectus: Growth Investing Risk, Convertible Securities Risk, and Sector Focus Risk. This information will be set forth in an updated summary prospectus, prospectus and SAI for the Fund.

The following individual at DSM will be primarily responsible for the management of the Fund’s portfolio, effective on or about September 12, 2020:

        Daniel Strickberger, Chief Investment Officer, co-founded DSM in February 2001 and has served as a Managing Partner ever since. Mr. Strickberger has served as portfolio manager for the Touchstone International Growth Opportunities Fund, which will have the same investment mandate as the Fund, since its inception in 2012. Prior to co-founding DSM, Mr. Strickberger was a partner at W.P. Stewart & Company and Lazard Freres & Co.

For more information about the Fund’s principal investment strategies and principal risks, please see the Fund’s prospectus dated October 30, 2019, as supplemented on May 22, 2020. A copy of the prospectus may be obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/Resources.

As a result of the change in the Fund’s sub-advisor, the Fund’s portfolio will be repositioned, resulting in increased portfolio turnover and brokerage costs as well as gains on the portfolio securities sold which will increase taxable distributions to Fund shareholders. The Fund intends to make reasonable efforts to mitigate the tax impact of taxable distributions (if any) on current shareholders.

THE BOARD’S CONSIDERATIONS

Touchstone provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Russell and DSM. Touchstone provided written and oral information stating the basis for its recommendation to engage Russell as an interim sub-advisor and DSM as sub-advisor. The information also included details regarding each of Russell’s and DSM’s: (a) investment philosophy and investment strategy; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fees that would be paid to Russell and DSM by Touchstone; and (f) reputation, expertise and resources as an interim investment advisor with respect to Russell and as an investment advisor with respect to DSM. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

At the Meeting, the Board, including the Trustees of the Trust who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), voting separately, unanimously determined that the proposal to approve both the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement for the Fund would be in the best interests of the shareholders and the Fund. In approving the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel at DSM and Russell who would be providing such services; (2) DSM’s and Russell’s proposed compensation; (3) DSM’s and Russell’s past performance; and (4) the terms of the Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board’s consideration of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Board Considerations with respect to Approval of the Sub-Advisory Agreement

Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by DSM. The Board considered DSM’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted that it is familiar with DSM, as DSM serves as a sub-advisor to the Touchstone International Growth Opportunities Fund (“International Growth Opportunities Fund”), a series of Touchstone Strategic Trust, which it manages in accordance with its international growth strategy. The Board noted that DSM would utilize the same investment strategy currently employed for the International Growth Opportunities Fund in managing the Fund, and that the assets of the International Growth Opportunities Fund were expected to be merged into the Fund. The Board also noted that the portfolio manager who would manage the Fund would be the same portfolio manager who currently manages the International Growth Opportunities Fund. The Board also took into consideration that Touchstone was satisfied with DSM’s in-house risk and compliance teams and its familiarity with DSM given DSM’s management of the International Growth Opportunities Fund and another Touchstone Fund.

Anticipated Profitability. The Board took into consideration the financial condition of DSM and any direct and indirect benefits to be derived by DSM from its relationship with the Fund. In considering the anticipated level of profitability to DSM, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between Touchstone and DSM. Therefore, the anticipated level of profitability to DSM from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in DSM’s management of the Fund to be a substantial factor in its consideration. The Board noted that, in connection with the proposed change in sub-advisor, Touchstone also proposed to reduce the Fund’s advisory fee on assets below $750 million and the expense limitations on all of its share classes.

Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay the sub-advisory fee to DSM out of the advisory fee. The Board compared DSM’s proposed sub-advisory fee to the sub-advisory fee paid to Copper Rock, noting that the proposed sub-advisory fee was lower than the current sub-advisory fee on asset levels below $1 billion. The Board noted that the proposed sub-advisory fee to be paid to DSM for managing the Fund will be identical to the sub-advisory fee paid to DSM for managing the International Growth Opportunities Fund. The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to DSM with respect to the various services to be provided by Touchstone and DSM. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable considering the services to be provided to the Fund by DSM.

Investment Performance. The Board considered DSM’s investment performance with respect to the International Growth Opportunities Fund and the Fund’s investment performance under the management of Copper Rock. The Board also took into consideration the investment performance of the International Growth Opportunities Fund relative to that of the Fund and its benchmark.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) DSM is qualified to manage the Fund’s assets in accordance with the Fund’s new investment goal and principal investment strategies; (b) DSM maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by DSM; and (d) DSM’s proposed investment strategies are appropriate for managing the Fund. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund.

Board Considerations with Respect to Approval of the Interim Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Russell.  The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund.  The Board also took into consideration that Touchstone was satisfied with Russell’s in-house risk and compliance teams.

Russell’s Compensation. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell’s relationship with the Fund.  In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Interim Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between Touchstone and Russell.  Therefore, the anticipated level of profitability to Russell from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Russell’s management of the Fund to be a substantial factor in its consideration.

Interim Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay an interim sub-advisory fee to Russell out of that advisory fee.  The Board also compared Russell’s proposed interim sub-advisory fee to the sub-advisory fees paid to Copper Rock, noting that the proposed interim sub-advisory fee schedule to Russell was significantly less than Copper Rock’s sub-advisory fee schedule.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Russell, with respect to the various services to be provided by Touchstone and Russell. The Board also noted that Touchstone negotiated the interim sub-advisory fee with Russell at arm’s length.

Investment Performance. The Board also considered Russell’s investment performance and the Fund’s performance record under Copper Rock’s management.  The Trustees also noted that Russell has extensive experience providing interim management and transition services to the Touchstone Funds complex during sub-advisor transitions and that Touchstone was satisfied with Russell’s management of those funds.  The Board noted that, during this interim period, Russell would manage the Fund to achieve similar results to those of the Fund’s existing benchmark, the S&P Developed ex-U.S. SmallCap Index. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable considering the services to be received by the Fund from Russell.

Conclusion. The Board reached the following conclusions regarding the Interim Sub-Advisory Agreement: (a) Russell is qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed interim sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Russell; and (d) Russell’s proposed investment strategies are appropriate for pursuing the investment goal of the Fund.  In considering the approval of the Interim Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION ABOUT THE SUB-ADVISOR

        DSM Capital Partners LLC, located at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418, will serve as sub-advisor to the Fund, effective on or about September 12, 2020. As sub-advisor, DSM will make investment decisions for the Fund and will also seek to ensure compliance with the Fund’s investment policies and guidelines. DSM was founded in 2001 and serves as investment advisor to endowments and foundations, pensions plans, family offices, high net worth individual investors, and corporations. DSM is owned by its co-founders Stephen Memishian and Daniel Strickberger. As of June 30, 2020, DSM had approximately $8.7 billion in assets under management.

        DSM serves as sub-advisor to the International Growth Opportunities Fund, which has the same investment goal and principal investment strategies as the Fund. Touchstone pays DSM the sub-advisory fee for services to the International Growth Opportunities Fund out of the management fee it receives from such fund.

Fund	Size (as of June 30, 2020)	Aggregate Compensation (for June 30, 2020 fiscal year)	Investment Goal
Touchstone International Growth Opportunities Fund	$31,347,246	$131,057	The Fund seeks to achieve long-term appreciation.
        It is expected that, on or about September 11, 2020, the assets of the International Growth Opportunities Fund will be reorganized into the Fund.

The name and principal occupation of the principal executive officers of DSM are listed below. The address of each officer is 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418.

Name   Principal Occupation
Daniel Strickberger  Co-Founder, Chief Investment Officer
Stephen Memishian  Co-Founder, Chief Operating Officer
Russell Scott Katz  Chief Compliance Officer

The advisory fee rate paid by the Fund to Touchstone has been lowered in connection with DSM's appointment as the Fund’s sub-advisor, as described below. Touchstone uses a portion of its advisory fee to pay DSM's sub-advisory fees. Under the Sub-Advisory Agreement, the fee schedule is lower than the sub-advisory fee schedule at lower asset levels and the same as the sub-advisory fee schedule at higher asset levels used to compensate Copper Rock. Because Touchstone pays DSM's sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.

The table below reflects (1) the aggregate amount of the sub-advisory fee paid to Copper Rock during the Fund's last fiscal year, (2) the amount of the sub-advisory fee that would have been paid to DSM had the Sub-Advisory Agreement been in effect during the last fiscal year, and (3) the difference between (1) and (2) as a percentage of the aggregate amount of the sub-advisory fees paid during the Fund's last fiscal year.

	Paid to Copper Rock for Fiscal Year Ended June 30, 2019	Pro Forma Sub-Advisory Fee Amount(1) Paid to DSM	Percentage Difference (2)
Investment Sub-Advisory Fee	$1,205,752	$964,602	(20%)
(1) Reflects the impact of applying the Fund’s sub-advisory fee rate, following the appointment of DSM as sub-advisor, to the Fund’s average net assets for the fiscal year ended June 30, 2019.
(2) Reflects the estimated percentage difference in the sub-advisory fee as a result of the change in the sub-advisory fee in connection with the sub-advisor change. The pro forma sub-advisory fees would have been lower than the fees paid to Copper Rock, assuming the Sub-Advisory Agreement was in place for the fiscal year ended June 30, 2019.

INVESTMENT SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement is attached to this Information Statement as Exhibit A. With the exception of the sub-advisor’s compensation described below, the contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement between Touchstone and Copper Rock dated April 16, 2012 (the “Prior Sub-Advisory Agreement”), which was last approved by the Board on November 21, 2019.

A comparison of the provisions of the Sub-Advisory Agreement and the Prior Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A. For convenience, and except when noting differences between the agreements, the agreements are collectively referred to as the “sub-advisory agreement,” and Copper Rock and DSM generally are collectively referred to as the “sub-advisor.”

        General. The sub-advisor manages the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the “Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement. The sub-advisor makes all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. The sub-advisor also determines the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund Assets will be exercised. The sub-advisor provides regular reports to the Board. The sub-advisor places orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and is responsible for obtaining the most favorable price and execution available for the Fund.

        Compensation. The sub-advisory fee rate payable to the sub-advisor is based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Fund will be marketed, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. The advisory fee rate paid by the Fund to Touchstone was lowered in connection with the approval of DSM as the sub-advisor to the Fund.

        Liability. DSM has agreed to indemnify and hold harmless the Trust, Touchstone and all of their affiliated persons (as such term is defined in Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Sub-Advisor Indemnitees") against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) DSM being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund's currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the "Disclosure Documents"), or any written instructions from the Board, or (b) DSM's willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. DSM will not, however, indemnify the Sub-Advisor Indemnitees to the extent that any losses are a result of the willful misfeasance, bad faith, or gross negligence of such indemnified party (the "Indemnification Carve-Out"). The Prior Sub-Advisory Agreement provided that Copper Rock would indemnify the Trust, Touchstone, and any affiliated entity of Touchstone that provided material financial support with respect to the Fund, and any officer, director, or employee of the Trust, Touchstone, and any affiliated entity of Touchstone for any and all losses (including indirect losses) and for certain litigation. The Prior Sub-Advisory Agreement did not include the Indemnification Carve-Out.

        Touchstone has agreed to indemnify and hold harmless DSM and all of its affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all of its controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses incurred by reason of or arising out of: (a) Touchstone being in material violation of any applicable federal or state law, rule, or regulation, or (b) Touchstone's willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. Touchstone will not indemnify DSM to the extent that any losses are a result of the willful misfeasance, bad faith, or gross negligence of such indemnified party. The Prior Sub-Advisory Agreement does not include this same carve-out. The Prior Sub-Advisory Agreement provided that Touchstone would indemnify Copper Rock and any affiliated entity of Copper Rock that provided material financial support with respect to the Fund, and any officer, director, or employee of Copper Rock, and any affiliated entity of Copper Rock for any and all losses (including indirect losses).

        Limit on Trust Liability. The sub-advisor agrees that (i) the Trust’s obligations to the sub-advisor under the sub-advisory agreement (or indirectly under the investment advisory agreement) shall be limited in any event to the Fund Assets and (ii) the sub-advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, agent, or, with respect only to the Sub-Advisory Agreement, employees of the Trust.

        Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect for an initial term ending on the two-year anniversary of the Sub-Advisory Agreement, which is September 11, 2022. Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act), including the vote of a majority of the Independent Trustees. The Prior Sub-Advisory Agreement was initially approved by the Trustees and Independent Trustees at an in-person Board meeting held on February 15, 2012. The terms of the Prior Sub-Advisory Agreement provided for it to remain in effect for an initial term ending on April 1, 2014. Unless earlier terminated, the Prior Sub-Advisory Agreement would continue thereafter, provided that each continuance was approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees.

        Amendment. The sub-advisory agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

        Termination. The sub-advisory agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ prior written notice to the sub-advisor; (ii) by the sub-advisor upon not less than 60 days’ prior written notice to Touchstone; or (iii) by the Trust upon either (a) the majority vote of the Board or (b) the affirmative vote of a majority of the outstanding voting securities of the Fund. The sub-advisory agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

Confidentiality. The Sub-Advisory Agreement provides that DSM and Touchstone are required to protect and preserve the confidentiality of all information made available under the agreement, and to take reasonable security precautions to protect confidential information. The Prior Sub-Advisory Agreement does not include any provisions related to confidentiality.

INFORMATION ABOUT THE INTERIM SUB-ADVISOR

Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as Interim Sub-Advisor to the Fund during the transition to DSM. As Interim Sub-Advisor, Russell makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. During this interim period, Russell manages the Fund to seek to achieve similar returns to the Fund's current benchmark, the S&P Developed ex-U.S. SmallCap Index, and Wayne A. Hollister, Senior Portfolio Manager at Russell, serves as portfolio manager.  Russell has been providing interim and transition management services to clients since 1992. Russell has transitioned over $375 billion in assets for clients in over 720 transition events in the last three calendar years. As of June 30, 2020, Russell was managing 5 mandates with $2.1 billion in assets across a range of global benchmarks.

Russell does not serve as an investment advisor or sub-advisor for any other investment companies which have an investment goal and strategies similar to those of the Fund.

The name and principal occupation of the principal executive officers of Russell are listed below.

Name    Title and Occupation
Troy L. Rucker   Director, President and Chief Executive Officer
Kristin L. Gaerttner   Chief Compliance Officer
Kenneth W. Willman Secretary and Chief Legal Officer
Matthew C. Moss   Director and Chief Financial Officer
Crista S. Dumais   Financial and Operations Principal
Jeffrey T. Hussey   Director

The address for each person listed above is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. Russell is wholly-owned by Russell Investments US Institutional Holdco, Inc., an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd. (“RIGROUP”), a Cayman company. Through RIGROUP, the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. indirectly hold a significant minority ownership interest in Russell and its affiliates.

Touchstone uses a portion of its advisory fee to pay Russell’s interim sub-advisory fee.  Because Touchstone pays Russell’s interim sub-advisory fees out of its own fees received from the Fund, there would be no “duplication” of advisory fees paid.

INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

A form of the Interim Sub-Advisory Agreement is attached to this Information Statement as Exhibit B.  The contractual terms and conditions of the Interim Sub-Advisory Agreement are similar to those of the Prior Sub-Advisory Agreement.  A comparison of the provisions of the Interim Sub-Advisory Agreement and Prior Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit B. For convenience, and except when noting differences between the agreements, the agreements are collectively referred to as the “sub-advisory agreement,” and Copper Rock and Russell generally are collectively referred to as the “sub-advisor.”

General.  Russell will manage Fund Assets, subject to and in accordance with certain investment guidelines agreed upon by Russell and Touchstone, and in conformity with the Fund’s registration statement as in effect when Russell takes over as interim sub-advisor to the Fund.  The sub-advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  The sub-advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.  The sub-advisor will provide regular reports to the Board. The sub-advisor will place orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The sub-advisory fee rate payable to the sub-advisor is based on a variety of factors, including the value of the services to be provided, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There will be no change in the advisory fee rate paid by the Fund to Touchstone as a result of the approval of Russell as the interim sub-advisor to the Fund.

Liability.  Russell has agreed to indemnify and hold harmless the Trust, Touchstone, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitiees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Russell’s material violation of any applicable federal or state law, rule or regulation, any investment policy or restriction in the Fund’s registration statement, or any written guidelines or instruction provided in writing by the Board, or (b) Russell’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided that Copper Rock would indemnify the Trust, Touchstone, and any affiliated entity of Touchstone that provided material financial support with respect to the Fund, and any officer, director, or employee of the Trust, Touchstone, and any affiliated entity of Touchstone for any and all losses (including indirect losses) and for certain litigation.

Touchstone has agreed to indemnify and hold harmless Russell and all of its affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all of its controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses incurred by reason of or arising out of: (a) Touchstone being in material violation of any applicable federal or state law, rule, or regulation, or (b) Touchstone's willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided that Touchstone would indemnify Copper Rock and any affiliated entity of Copper Rock that provided material financial support with respect to the Fund, and any officer, director, or employee of Copper Rock, and any affiliated entity of Copper Rock for any and all losses (including indirect losses).

Limit on Trust Liability.  The sub-advisor agrees that (i) the Trust’s obligations to the sub-advisor under the sub-advisory agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the sub-advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The terms of the Interim Sub-Advisory Agreement provide for it to be effective on May 22, 2020 and to remain in effect until the effective date of the Sub-Advisory Agreement with DSM, on or about September 12, 2020. The Prior Sub-Advisory Agreement was initially approved by the Trustees and Independent Trustees at an in-person Board meeting held on February 15, 2012. The terms of the Prior Sub-Advisory Agreement provided for it to remain in effect for an initial term ending on April 1, 2014. Unless earlier terminated, the Prior Sub-Advisory Agreement would continue thereafter, provided that each continuance was approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees.

Amendment.  The sub-advisory agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  The sub-advisory agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by the sub-advisor upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The sub-advisory agreement will terminate automatically in the event of its “assignment” as such term is defined under the Investment Company Act of 1940, as amended.

Confidentiality. The Interim Sub-Advisory Agreement provides that Russell and Touchstone are required to protect and preserve the confidentiality of all information made available under the agreement, and to take reasonable security precautions to protect confidential information. The Prior Sub-Advisory Agreement does not include any provisions related to confidentiality.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment advisor that serves as the investment advisor to the Fund pursuant to the terms of an advisory agreement (the “Advisory Agreement”), dated May 1, 2020, as amended on December 31, 2002. The Advisory Agreement was last approved by shareholders on or about April 12, 2012 and by the Board on November 21, 2019. Under the Advisory Agreement, Touchstone reviews, supervises, and administers the Fund’s investment program and also ensures compliance with the Fund’s investment policies and guidelines, subject to the oversight of, and policies established by, the Board. Touchstone selects the Fund’s sub-advisor(s), subject to approval by the Board, determines the appropriate allocation of assets to the Fund’s sub-advisor(s) and continuously monitors sub-advisor performance.

Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, or sub-administrative agent, or to other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate based on the average daily net assets of the Fund. In connection with the sub-advisor change to DSM, Touchstone agreed to reduce its investment advisory fees, effective on or about September 12, 2020. The current investment advisory fee is 0.95% on the first $300 million of average daily net assets; 0.90% on the next $200 million; 0.85% on the next $250 million; 0.80% on the next $250 million; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion. On or about September 12, 2020, the investment advisory fee will be lowered to 0.80% on the first $1 billion of average daily net assets; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion.

For the fiscal year ended June 30, 2019, the annual advisory fee for the Fund, net of any advisory fee waivers and/or expense reimbursements, was 0.91% of the Fund’s average daily net assets or $2,290,234. The pro forma amount of advisory fees paid to Touchstone would have been lower had the fee change in connection with the change to DSM as sub-advisor occurred during the prior fiscal year.

Touchstone will use a portion of its advisory fees to pay DSM's sub-advisory fees. As of June 30, 2020, Touchstone had approximately $20.2 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Fund, which was not impacted by, and remained in place following the appointment of Russell and DSM. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership. The table below sets forth the aggregate underwriting commissions on sales of the Fund’s shares, which are comprised of the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended June 30, 2019.

Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount Earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
$674	$619	$—	$56

The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of shares of the Fund that are subject to a CDSC. For the fiscal year ended June 30, 2019, the Distributor did not retain any CDSCs with respect to Class A shares and retained $40 of CDSCs with respect to Class C shares. The Fund does not pay fees to the Distributor pursuant to the distribution agreement.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund’s administrator pursuant to an administration agreement with the Trust which was not impacted by, and remained in place following, the appointment of Russell and DSM. For the fiscal year ended June 30, 2019, the Fund paid Touchstone $349,668 in administration fees. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. BNY Mellon IS is compensated directly by Touchstone out of its administration fees, not by the Trust.

SHARE OWNERSHIP INFORMATION

As of July 31, 2020, the Fund had 5,806,532.493 shares issued and outstanding. As of July 31, 2020, the name, address, number of shares, and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Name and Address	Number of Shares	Percent of Class	Share Class
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	16,029.883	16.42%	CLASS A
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11,560.731	11.84%	CLASS A
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	9,504.001	9.73%	CLASS A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN STREET SAN FRANCISCO CA 94105	7,382.140	7.56%	CLASS A

Name and Address	Number of Shares	Percent of Class	Share Class
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	7,644.659	15.42%	CLASS C
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7,579.591	15.29%	CLASS C
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6,385.182	12.88%	CLASS C
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5,490.876	11.08%	CLASS C
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PARKWAY ST PETERSBURG FL 33716	3,233.189	6.52%	CLASS C
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,932.206	5.91%	CLASS C
AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	2,774.006	5.60%	CLASS C
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	614,857.599	11.32%	CLASS Y
CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	598,578.688	11.02%	CLASS Y
TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	61,891.637	27.25%	INSTI-TUTIONAL
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	57,675.861	25.40%	INSTI-TUTIONAL
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	52,845.321	23.27%	INSTI-TUTIONAL

Name and Address	Number of Shares	Percent of Class	Share Class
VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4774	35,868.162	15.79%	INSTI-TUTIONAL

As of July 31, 2020, none of the Trustees or the Trust’s Principal Executive Officer and Principal Financial Officer beneficially owned any shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year-end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940, if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

EXHIBIT A:
SUB-ADVISORY AGREEMENT
Touchstone International Growth Fund
A series of
Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of September 12, 2020, between Touchstone Advisors, Inc. (the “Advisor”), and DSM Capital Partners LLC (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone International Growth Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish the Fund with discretionary portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1. Appointment of the Sub-Advisor. The Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of the assets of the Fund (the “Fund Assets”) on a discretionary basis, in conformity with the Fund’s currently effective registration statements, including its prospectuses and statements of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and/or the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. For the avoidance of doubt, the term “Fund Assets” shall not include assets of the Fund that are invested in third party money market instruments for liquidity purposes. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Advisor, Trust or the Fund.

2. Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.The Sub-Advisor will manage the investment and reinvestment of the Fund Assets on a discretionary basis, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents or applicable law, any written directions which the Advisor or the Board may give pursuant to this Agreement and in accordance with Section 2(q) hereof. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of Fund Assets and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.
b.As reasonably requested, the Sub-Advisor will render regular reports to the Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Board.
c.The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund. The Sub-Advisor will vote proxies in accordance with its proxy voting policy and procedures, as amended from time to time. The Advisor agrees that the time and costs associated with voting proxies with respect to certain proposals or issuers may not be in the Trust’s best interest. The Advisor represents that it has reviewed Part 2A of Sub-Advisor’s Form ADV for a summary of its proxy voting policy and procedures.

d.The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall use reasonable commercial efforts to forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund. Advisor will indicate to whom Sub-Advisor should submit its fee billing. Due to amendments to the Advisers Act, Sub-Advisor does not submit its fee invoice directly to the Fund’s custodian.

e.The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses as disclosed in Part 2A of Sub-Advisor’s Form ADV. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.
f.Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons as disclosed in Part 2A of Sub-Advisor’s Form ADV, the Sub-Advisor may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Board has approved these types of transactions.

h.The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility or liability regarding calculating the Fund’s net asset value.

i.Regulatory Compliance.

i.The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), each as amended, and the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), or state securities regulator that are applicable to a registered investment advisor providing services to the Fund including, without limitation, Rule 206(4)-7 under the Advisers Act.

ii.The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

iii.The Sub-Advisor will cooperate with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

iv.Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule

13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

v.The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted policies and procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics as requested by the Fund’s Chief Compliance Officer. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics by persons associated with the Fund. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor.

vi.The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided in writing to the Sub-Advisor). In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, and the Fund’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. As applicable, the Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur; provided, however, that with respect to its obligation in clause (ii), the Sub-Advisor shall in no event be required to disclose to the Advisor any non-public information.

vii.The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon reasonable request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day that the Fund is open for business. The Sub-Advisor may retain a copy of the Fund’s Books and Records for its own recordkeeping purposes.

j.The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name as provided in Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite fund and/or account managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, to the extent permitted by applicable law; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s).

k.The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain best execution, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available); the financial strength and stability of the broker or dealer; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future or as otherwise stated in Part 2A of Sub-Advisor’s Form ADV. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. Sub-Advisor may also pay a higher commission rate to a broker-dealer who does not provide its own research and brokerage products and services but pays a third-party who provides research and brokerage products and services to Sub-Advisor. Research and brokerage products and services obtained generally will be used to service all of Sub-Advisor’s clients. The Advisor acknowledges that it has read and understands Item 12 of Part 2A of the Sub-Advisor’s Form ADV relating to the Sub-Advisor’s brokerage practices. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the Fund. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

n.The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund. For avoidance of doubt, the Fund shall bear all transactional, borrowing, and interest expenses.

o.The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Fund except as required by law. The Advisor shall remain responsible for the Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Fund’s investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board or the Advisor that may affect the Sub-Advisor’s management of the Fund. The Advisor shall reach agreement with the Sub-Advisor with respect to any proposed changes to the Fund’s investment objectives, investment policy risks, and restrictions prior to making any changes or recommending that the Board do so. The Sub-Advisor may propose changes to the Fund’s investment objectives, investment policy risks, and restrictions and the Advisor shall work in good faith with the Sub-Advisor to evaluate such changes. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents. The Board and the Advisor acknowledge and agree that the Fund will be “concentrated” and therefore involves additional specific risks. The Fund may have high concentrations of holdings in certain industry sectors, sub-sectors and individual industries. The Board and Advisor understand that a loss in any such position could materially reduce the Fund’s value.

3. Compensation of the Sub-Advisor. As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee as set forth in Exhibit A; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12.a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

4. Ongoing Reporting of the Sub-Advisor.

a. Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients, provided that in no event shall the Sub-Advisor be required to discuss non-public information regarding the current or intended portfolio holdings of its other clients. The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s audited financial statements, unless the Fund’s Board requests and Sub-Advisor agrees to furnish reports on a more frequent basis.

b. Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any senior portfolio managers of the Sub-Advisor; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor.

5. Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property, including Fund Assets; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code. The Board and the Advisor represent and warrant that they each have received, reviewed, and understand all of the risks disclosed in Part 2A and 2B of Sub-Advisor’s Form ADV as well as Sub-Advisor’s Privacy Policy. Part 2A of Sub-Advisor’s Form ADV also lists its policies and procedures regarding employee and employee related transactions.

6. Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7. Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section

2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Advisor shall not indemnify the Sub-Advisor Indemnities to the extent that any Losses are a result of the willful misfeasance, bad faith, gross negligence of such indemnified party.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Advisor shall not indemnify the Advisor Indemnities to the extent that any Losses are a result of the willful misfeasance, bad faith, gross negligence of such indemnified party.

9. Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund other than the Advisor, nor from any Trustee, officer, or agent of the Trust.

10. Force Majeure. The Sub-Advisor shall not be liable for losses, delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, terrorism, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11. Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice (to the extent permissible) and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12. Renewal, Termination and Amendment.

a. This Agreement shall continue in effect, unless sooner terminated under this Agreement, through September 11, 2022; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c. This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d. The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13. Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14. Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 7111 Fairway Drive, Suite 350, Palm Beach Gardens Florida, 33418, Attention Russell Katz.

15. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. Any dispute arising out of the Agreement shall be subject to final and binding arbitration according to the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment upon any arbitration award may be entered in any court, state or federal, having competent jurisdiction. All of the costs and expenses associated with the arbitration proceeding, including reasonable attorney fees, shall be borne by the losing party, unless otherwise agreed upon by the parties in advance and in writing. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16. Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17. Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s audited financial statement) and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record certain information that identifies each person or entity that opens an account. The Trust will provide its’ legal name, principal place of business address, Taxpayer Identification or other identification number, and other identifying information reasonably requested by the Sub-Advisor.

18. Services Not Exclusive. The services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and except as the Sub-Advisor may otherwise agree in writing (including in the Capacity and Exclusivity Agreement between the Advisor and Sub-Advisor), the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

Name: Name:
Title: Title:

DSM CAPITAL PARTNERS LLC

Name:
Title:

EXHIBIT B:
INTERIM SUB-ADVISORY AGREEMENT
Touchstone International Small Cap Fund
A series of
Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of May 22, 2020, between Touchstone Advisors, Inc. (the “Advisor”), and Russell Investments Implementation Services, LLC, a Washington corporation (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone International Small Cap Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with interim portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1. Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Investment Guidelines attached as Schedule A to this Agreement and subject to the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2. Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Investment Guidelines set forth in Schedule A, and in conformity with the Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents, any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised.

b.  As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c.  The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund.

d. The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e. The Sub-Advisor has full discretion and authority, to the extent required or permitted by applicable law, and further subject to the additional terms, policies, objectives, and restrictions set forth in this Agreement and the applicable Schedules, to do any or all of the following: (i) to establish brokerage accounts in the Fund’s name with the Sub-Advisor or other unaffiliated brokers or counterparties to effect securities transactions in connection with the services hereunder, and to exercise full discretionary authority over such accounts; and (ii) to purchase or sell, securities held in the Fund’s investment accounts.

In connection with these transactions, the Sub-Advisor may (i) negotiate, amend, execute and deliver any agreements or documents the Sub-Advisor considers necessary or desirable for the purpose of entering into these securities transactions; and (ii) deliver to counterparties, on the behalf of the Fund representations, warranties, and covenants, along with such financial information regarding the Fund as such counterparties may reasonably request.

f. All transactions will be conducted in the manner described in the Sub-Advisor’s Trading Practices, attached as Schedule B. The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

g. Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

h. The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

i. The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility for calculating the Fund’s net asset value.

j. Regulatory Compliance.

i.The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment advisor providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

ii.  The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

iii.  The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

iv. Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

v.  The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

vi.  The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor). In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

vii.  The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

k. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name and logo in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s); and (v) permission to use photos of individual portfolio manager(s) in connection with the marketing of the Fund.

l. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

m. The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

n. In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

o. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

p. The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law. The Advisor shall remain responsible for the Funds overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

q. The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

r. The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Funds investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Fund. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

s. The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents.

3. Compensation of the Sub-Advisor.

a. As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX% of the average daily net assets of the Fund; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

b. The Sub-Advisor reserves the right to waive all or a part of its fees.

4. Ongoing Reporting of the Sub-Advisor.

a. Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Fund’s Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.

b. Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.

5. Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code; and (g) information provided by the Advisor to the Sub-Advisor pursuant to this Agreement, including but not limited to Investment Guidelines, policies, restrictions, and identifying information provided to establish accounts with the Sub-Advisor is accurate and complete in every material respect, and (i) the Advisor acknowledges that various members of Russell Investments provide other services, including consulting advice and recommendations with respect to investment strategies and service providers, and that as a matter of policy, such consulting services do not include evaluations, advice or recommendations to use Russell Investments products or services. If the Trust has or will receive such services, the Advisor represents that (i) it did not rely upon, and was not influenced by, this investment advice as the primary basis for selecting the Sub-Advisor to provide the services hereunder; and (ii) it will not rely on such investment advice in considering whether or not to continue the services provided hereunder. The Advisor will promptly notify the Sub-Advisor if any representation ceases to be accurate or complete in any material respect, and will provide the Interim Sub-Advisor with such other documents or certificates as the Sub-Advisor may reasonably request in connection with the services. For purposes of this Agreement, “Russell Investments” shall mean Frank Russell Company and its subsidiaries.

6. Use of Names.

a.  Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b.  The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c.  Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7. Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act)

(collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9. Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10. Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11. Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12. Renewal, Termination and Amendment.

a. This Agreement shall continue in effect, unless sooner terminated under this Agreement, through September 11, 2020; and it may thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c. This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change, except that the Sub-Advisor may amend Schedule B (Russell Trading Practices) by written notice to the Advisor.

d. The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13. Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14. Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

15. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16. Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.  Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s statement of financial condition) and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY: BY:
Name: Name:
Title: Title:

RUSSELL INVESTMENTS IMPLEMENTATION SERVICES, LLC

BY:
Name:
Title:

Schedule A

INVESTMENT GUIDELINES

INTERIM MANAGEMENT SERVICES PROGRAM
This Schedule describes the Interim Management Services program (the “Program”) to be provided under the Agreement. The Program includes a combination of administrative coordination, cash and transaction management, and “overlay” investment advisory services using securities and other instruments designed to keep the Fund’s assets aligned with investment policy or an otherwise specified target for a specified period.

INVESTMENT OBJECTIVE
Russell will manage the Fund to achieve best execution and returns similar to the Fund’s benchmark index based on ex ante tracking error while controlling transaction-related expenses through reduced trading. The goal will be to manage to the Fund’s risk relative to the Fund’s benchmark index, as measured by the annualized ex ante tracking error, to the S&P Developed ex-U.S. Small Cap Index (the “Target”); targeting 4.0% tracking error and rebalancing the Fund if tracking error exceeds 4.25%. The Target is determined through various risk optimization models to target the 4.0% tracking error and is also designed to mitigate and reduce other risk, but not all associated risk factors. Russell does not conduct specific research, fundamental analysis, or have an opinion as to the quality of any specific security or investment instrument. Should the Fund’s tracking error exceed 4.25% as measured at a minimum, on a weekly basis, Russell will re-optimize the Fund back to the 4.0% annualized target under the limitation that any securities purchased are within the S&P Developed ex-U.S. Small Cap Index’s universe. The minimum number of names to be held will be 200 with a maximum of 500 names.

TIMEFRAME
The expected timeframe of the interim assignment is approximately 14 weeks. The Interim Sub-Advisor reserves the right to resign from the interim assignment by providing 30 days advanced written notice.

FEES
There will be a monthly investment management fee of X basis points (0.XX%) based on the actual number of days (actual/actual) which would begin May 22, 2020. This fee will be assessed monthly.

It is understood that the above pricing is based on our agreement that the Interim Sub-Advisor will conduct the transition at the conclusion of the interim portfolio management assignment.

INTERIM MANAGEMENT SERVICES
The Sub-Advisor will monitor the tracking error _X _weekly ___ monthly.
The Sub-Advisor will rebalance, if necessary, _X_ weekly ___ monthly when the measured portfolio tracking error exceeds 4.25 basis points (.25%) from the target portfolio level tracking error outlined above.

The Sub-Advisor’s interim portfolio management process utilizes various risk models and optimization techniques with the primary goal of reducing portfolio level tracking error as measured versus the specified published benchmark index. This process further attempts to mitigate and reduce other but not all associated risk factors. While providing interim portfolio management services, the Interim Sub-Advisor does not conduct specific research, fundamental analysis, or have an opinion as to the investment quality of any specific security or investment instrument. While the optimization process seeks to reduce portfolio level tracking error, it does not eliminate the risk associated with security specific events.

During the interim portfolio management timeframe, the Sub-Advisor will be responsible for corporate actions including proxy materials. Unless otherwise instructed, the Sub-Advisor’s default for proxy voting is to vote in line with Russell Investments Guidelines.

CONSTRAINTS
__X __Limit purchases to securities contained within the benchmark universe (Sub-Advisor default)
__X __Limit purchases to not exceed the benchmark weight (Sub-Advisor default)

Cash and cash equivalents should be limited to 5% of the total portfolio value.
Will the interim assignment include the use of financial futures? ___Yes__x_ No
Are any residual cash balances to be equitized? ___Yes___x_ No
For multi-currency portfolios are any currency exposures to be hedged? ___Yes___x__ No
If yes, please detail below:

REPORTING REQUIREMENTS
q Monthly portfolio appraisal detailing the holdings
q Monthly performance report
q Monthly risk analysis
q Monthly reconciliation of account(s) with custodian

ELIGIBLE SECURITIES AND INVESTMENTS
The Program can invest in short-term Government securities, short-term cash vehicles, and individual equity, fixed income, or other securities.

RESTRICTIONS
The Program may not:
a.Use futures for any purpose.
b.Engage in commodity transactions.

Schedule B

TRADING PRACTICES

Russell Investments Implementation Services, LLC (“RIIS”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and a registered broker dealer under the Securities Exchange Act of 1934, as amended. The following describes the trading practices that apply when RIIS effects transactions in securities, futures, currency, swaps and related instruments on behalf of a client (the “Client”).

BEST EXECUTION. RIIS seeks “best execution” in performing all of its trading services for Clients. RIIS defines best execution as:
The process that is most likely, in RIIS’s good faith judgment, to preserve the value of investment decisions within the Client’s stated investment objectives and constraints.
Best execution requires evaluation and management of probabilistic factors that cannot be predicted ex-ante or controlled effectively on a trade-by-trade basis. As such, RIIS’s process is designed to minimize total expected costs and risks across the distribution of events in an investment cycle.
ORDER AGGREGATION AND ALLOCATION. RIIS may, in some cases, aggregate sales and purchase orders of securities, futures, currency, swaps and other investments for Clients with concurrent trades managed by RIIS or its affiliates. RIIS is not obligated to aggregate orders, and will only do so if RIIS reasonably believes such aggregation will result in an overall benefit to its Clients, taking into consideration the objective of best execution as defined above. Aggregated orders are allocated among RIIS Clients such that Clients are treated on a fair and equitable basis, and that the interests of some Clients are not placed over those of others.
SECURITIES TRANSACTIONS. RIIS effects transactions in securities including stocks and bonds as follows:
Agency Basis. RIIS acts as agent for Clients for all transactions. RIIS may act as executing broker, or may consider trades with independent broker dealers, exchanges, trading venues, or counterparties who are themselves acting as principal or agent, but RIIS will always act in an agency capacity.
Broker-Dealers. RIIS has arrangements with a wide network of non-affiliated broker-dealers and counterparties (collectively, “Broker-Dealers”) and may use any one or more of such Broker-Dealers to perform execution, clearing or other services in relation to trades executed under Client agreements. RIIS selects and evaluates Broker-Dealers, electronic communication networks, multi-lateral trading facilities, alternative trading systems, exchanges, or similar execution systems for trading services based on processes designed to achieve best execution as defined above. These due diligence processes include evaluation of several factors, including quality of execution (measured in terms of execution price achieved versus stated benchmarks), market access, technology, ability to accommodate special transaction needs and client service.
Cross Transactions. RIIS may perform cross transactions as agent between two or more Clients where permitted, including under ERISA, and where such transactions are consistent with the overall implementation strategy. A cross transaction is a trade where RIIS represents both sides of the trade, as agent. For cross transactions, RIIS may act as executing broker or RIIS may present these trades to an exchange, electronic communication network, alternative trading system, similar execution system, or broker-dealer for execution. An arranged agency cross transaction is a trade where RIIS presents both sides of the trade, as agent, to an electronic communication network, alternative trading system or similar execution system trading venue, or broker-dealer, in each case that is subject to federal regulation and oversight, where the price is determined independently and neither the execution system nor the parties to the transaction take into account the identity of the parties in the execution of trades. With respect to any such arranged agency cross transaction that involves an ERISA account, to comply with PTE 86-128 RIIS will not render investment advice with respect to such transaction.
FUTURES TRANSACTIONS AND CLEARED SWAPS. RIIS manages futures and cleared swap transactions for Clients in several contexts, including Overlay Services, Transition Services and various interim portfolio management and other assignments. The terms and strategies applied will vary depending on the type of service and the agreement, investment guidelines and special restrictions established with the Client, but the following general practices apply:
Designated Brokers. As an agent, RIIS effects all futures and cleared swaps transactions in accounts established with a clearing broker (the "Designated Broker") selected by agreement of RIIS and the Client. To establish these account(s), RIIS will provide the Client with materials developed by the Designated Broker, including certain disclosure materials related to the risks of futures and cleared swaps. Accounts may be established either directly by the Client, or by RIIS on behalf of the Client if the Client executes a Power of Attorney (in the form prescribed by the Designated Broker) authorizing RIIS to execute customer agreements and establish such accounts. RIIS may also use execution-only brokers for futures and cleared swaps transactions. RIIS manages and maintains the required give-up agreements between clearing and execution-only firms necessary to effect such transactions. The Designated Broker is responsible for the timely payment of amounts owed to Clients and for the payment of any penalties and interest due to any default by the Designated Broker. The Client is responsible for ensuring the timely payment of any amounts owed by the Client to the Designated Broker upon instruction from RIIS and for payment of any penalties and interest due to any such default on the part of the Client.
Collateral. The Designated Broker may require initial, variation, maintenance and other required margin in the form of monies, securities or otherwise (“Collateral”) in connection with the Client account. As provided in the Client agreement, RIIS will from time to time execute Collateral transactions and provide (or direct the Client to provide) the Designated Broker with the necessary Collateral. The collateral will be held in an account at the Designated Broker in the name of the Client. All interest and earnings on the Collateral belong to the Client and will be delivered to the Client on a periodic basis.
CURRENCY AND OTC SWAP TRANSACTIONS. RIIS effects transactions in currency and OTC swaps as follows:
Counterparty Banks and Prime Brokers. RIIS has arrangements with a wide network of non-affiliated counterparty banks and prime brokers (collectively “Counterparties”) and may use any one or more of such Counterparties to perform execution, clearing or other services in relation to trades executed under Client agreements. RIIS selects and evaluates Counterparties for trading services based on processes designed to achieve best execution. These due diligence processes include evaluation of several factors, including creditworthiness, quality of execution (measured in terms of proximity to the contemporaneous market price), Client service, market access, technology and ability to accommodate special transaction needs.
Matching. RIIS may perform matches as between two or more Clients where permitted, including under ERISA, where such transactions are consistent with the overall implementation strategy.
Alternative Execution Outlets. RIIS may employ a variety of alternative execution outlets, including individual counterparty trade execution systems, in pursuit of best execution.
Currency and Swap Collateral. The Counterparties may require margin in the form of monies, securities or otherwise (“OTC Collateral”) in connection with the Client account. As provided in the Client agreement, RIIS will from time to time execute OTC Collateral transactions and provide (or direct the Client to provide) the Counterparties with the necessary OTC Collateral. All interest and earnings on the OTC Collateral belong to the Client and will be delivered to the Client on a periodic basis.
RELATIONSHIPS WITH EXECUTION VENUES. RIIS may establish a limited number of commercial relationships with execution venues. These arrangements may generate revenue for

RIIS. However, in no instance will RIIS receive compensation from an affiliated venue in relation to RIIS-directed order flow.
FEES AND OTHER CHARGES. RIIS fees related to securities, futures, currency, swap or other transactions, will be on terms separately agreed with each Client and may be collected by brokers, counterparties or charged directly. Where permitted by law, RIIS may receive fees from multiple Clients or brokers and counterparties for cross transactions and matches. For securities transactions, brokerage fees generally include charges for execution, clearing or other services, if any, imposed by the Broker-Dealers, exchanges, ECN’s or other execution venues. For futures transactions, brokerage fees include charges imposed by the Designated Broker and, if applicable, the execution-only broker, for execution, clearing and other services. For currency transactions, trading costs and fees are generally included at the point of dealing in the currency exchange rate. For swap transactions, fees and charges are generally included in the price of the swap. When charging fees on amortizing bonds (e.g. ABS or MBS with factors), the fees charged are calculated based upon the published factor known on trade date. The fees will not be amended retrospectively based upon the published factor. For all transactions (other than securities transactions), fees for taxes, exchange fees, platform fees, settlement, prime brokerage, transfer, custodial fees and other similar items are borne by the Client.

TSF-2585-2008